Quarterly Holdings Report
for
Fidelity Freedom® Blend 2045 Fund
June 30, 2023
FBF-Y45-NPRT1-0823
1.9892477.104
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.14% to 5.19% 7/27/23 to 9/14/23 (b) (Cost $2,429,442)	2,440,000	2,430,320

Domestic Equity Funds - 49.8%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	12,753,783	178,042,808
Fidelity Series Commodity Strategy Fund (c)	119,598	11,577,108
Fidelity Series Large Cap Growth Index Fund (c)	6,457,849	112,495,721
Fidelity Series Large Cap Stock Fund (c)	6,549,820	123,791,603
Fidelity Series Large Cap Value Index Fund (c)	15,897,451	230,036,112
Fidelity Series Small Cap Core Fund (c)	53,000	544,307
Fidelity Series Small Cap Opportunities Fund (c)	4,355,033	56,092,824
Fidelity Series Value Discovery Fund (c)	5,727,392	84,879,946
TOTAL DOMESTIC EQUITY FUNDS (Cost $721,577,541)		797,460,429

International Equity Funds - 41.6%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	3,264,402	46,550,373
Fidelity Series Emerging Markets Fund (c)	5,007,579	41,612,984
Fidelity Series Emerging Markets Opportunities Fund (c)	10,505,065	178,060,856
Fidelity Series International Growth Fund (c)	6,562,322	107,818,958
Fidelity Series International Index Fund (c)	3,899,304	44,725,016
Fidelity Series International Small Cap Fund (c)	1,996,240	32,398,975
Fidelity Series International Value Fund (c)	9,770,927	108,066,457
Fidelity Series Overseas Fund (c)	8,601,435	107,861,991
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $658,865,491)		667,095,610

Bond Funds - 7.2%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	172,610	1,363,616
Fidelity Series Corporate Bond Fund (c)	9,020	81,629
Fidelity Series Emerging Markets Debt Fund (c)	1,069,302	7,912,835
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	281,226	2,643,528
Fidelity Series Floating Rate High Income Fund (c)	166,767	1,494,235
Fidelity Series Government Bond Index Fund (c)	26,308	241,246
Fidelity Series High Income Fund (c)	1,000,643	8,195,268
Fidelity Series Investment Grade Bond Fund (c)	25,277	251,506
Fidelity Series Investment Grade Securitized Fund (c)	10,390	92,469
Fidelity Series Long-Term Treasury Bond Index Fund (c)	15,146,366	91,181,121
Fidelity Series Real Estate Income Fund (c)	231,491	2,217,679
TOTAL BOND FUNDS (Cost $138,410,131)		115,675,132

Short-Term Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	1,867,441	1,867,815
Fidelity Series Government Money Market Fund 5.17% (c)(e)	4,060,390	4,060,390
Fidelity Series Short-Term Credit Fund (c)	37,512	360,490
Fidelity Series Treasury Bill Index Fund (c)	1,413,270	14,047,908
TOTAL SHORT-TERM FUNDS (Cost $20,345,069)		20,336,603

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,541,627,674)	1,602,998,094
NET OTHER ASSETS (LIABILITIES) - 0.0%	(320,510)
NET ASSETS - 100.0%	1,602,677,584

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	318	Sep 2023	35,700,469	(583,487)	(583,487)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	362	Sep 2023	38,767,938	(595,261)	(595,261)

TOTAL PURCHASED					(1,178,748)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	56	Sep 2023	12,567,100	(389,287)	(389,287)
ICE MSCI EAFE Index Contracts (United States)	74	Sep 2023	7,975,350	(59,187)	(59,187)
ICE MSCI Emerging Markets Index Contracts (United States)	284	Sep 2023	14,170,180	123,353	123,353

TOTAL SOLD					(325,121)

TOTAL FUTURES CONTRACTS					(1,503,869)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,430,320.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	2,020,607	11,154,269	11,307,061	29,723	-	-	1,867,815	0.0%
Total	2,020,607	11,154,269	11,307,061	29,723	-	-	1,867,815

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	1,335,709	59,770	3,316	201	19	(28,566)	1,363,616
Fidelity Series Blue Chip Growth Fund	163,176,275	6,505,357	18,206,197	-	(1,956,657)	28,524,030	178,042,808
Fidelity Series Canada Fund	42,424,924	3,053,282	661,702	-	20,207	1,713,662	46,550,373
Fidelity Series Commodity Strategy Fund	10,240,051	1,611,680	24,871	-	(1,283)	(248,469)	11,577,108
Fidelity Series Corporate Bond Fund	47,064	36,049	331	763	(3)	(1,150)	81,629
Fidelity Series Emerging Markets Debt Fund	7,249,390	625,833	17,245	111,741	19	54,838	7,912,835
Fidelity Series Emerging Markets Debt Local Currency Fund	2,472,899	101,270	5,638	-	444	74,553	2,643,528
Fidelity Series Emerging Markets Fund	26,413,962	14,371,044	-	-	-	827,978	41,612,984
Fidelity Series Emerging Markets Opportunities Fund	173,471,786	-	453,414	-	5,659	5,036,825	178,060,856
Fidelity Series Floating Rate High Income Fund	1,391,087	91,515	3,316	31,944	1	14,948	1,494,235
Fidelity Series Government Bond Index Fund	133,776	114,060	663	1,511	(6)	(5,921)	241,246
Fidelity Series Government Money Market Fund 5.17%	4,085,043	1,391,997	1,416,650	51,042	-	-	4,060,390
Fidelity Series High Income Fund	7,311,685	888,768	17,908	113,240	19	12,704	8,195,268
Fidelity Series International Growth Fund	98,475,209	5,626,414	383,187	-	13,780	4,086,742	107,818,958
Fidelity Series International Index Fund	40,834,494	2,983,743	451,938	-	16,591	1,342,126	44,725,016
Fidelity Series International Small Cap Fund	30,563,736	1,480,977	69,740	-	1,705	422,297	32,398,975
Fidelity Series International Value Fund	98,218,139	6,403,884	867,510	-	17,956	4,293,988	108,066,457
Fidelity Series Investment Grade Bond Fund	138,407	118,198	663	2,318	(6)	(4,430)	251,506
Fidelity Series Investment Grade Securitized Fund	55,739	38,709	332	810	(2)	(1,645)	92,469
Fidelity Series Large Cap Growth Index Fund	103,362,965	4,129,935	7,815,367	266,021	(42,359)	12,860,547	112,495,721
Fidelity Series Large Cap Stock Fund	113,298,016	4,272,821	1,957,891	-	67,840	8,110,817	123,791,603
Fidelity Series Large Cap Value Index Fund	211,320,352	13,630,774	4,264,677	-	111,945	9,237,718	230,036,112
Fidelity Series Long-Term Treasury Bond Index Fund	84,389,134	9,586,872	189,687	639,829	(415)	(2,604,783)	91,181,121
Fidelity Series Overseas Fund	98,380,116	5,726,022	786,267	-	36,709	4,505,411	107,861,991
Fidelity Series Real Estate Income Fund	2,474,669	150,674	427,697	40,054	(19,172)	39,205	2,217,679
Fidelity Series Short-Term Credit Fund	349,738	12,269	-	2,423	-	(1,517)	360,490
Fidelity Series Small Cap Core Fund	325,088	198,118	-	317	-	21,101	544,307
Fidelity Series Small Cap Opportunities Fund	51,846,119	3,327,155	1,990,673	-	(406,047)	3,316,270	56,092,824
Fidelity Series Treasury Bill Index Fund	10,496,947	4,752,305	1,191,856	131,865	(1,974)	(7,514)	14,047,908
Fidelity Series Value Discovery Fund	77,481,228	5,753,375	760,759	-	(10,507)	2,416,609	84,879,946
	1,461,763,747	97,042,870	41,969,495	1,394,079	(2,145,537)	84,008,374	1,598,699,959

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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